Exhibit 10.1

ACKNOWLEDGMENT OF EXERCISE OF SECOND EXTENSION TERM OPTION AND SECOND
EXTENSION TERM COMMENCEMENT DATE

This ACKNOWLEDGMENT OF EXERCISE OF SECOND EXTENSION TERM OPTION AND SECOND EXTENSION TERM COMMENCEMENT DATE is made as of this 26th day of April, 2019, between ARE-MARYLAND NO. 46, LLC, a Delaware limited liability company (“Landlord”), and NOVAVAX, INC., a Delaware corporation (“Tenant”), and is attached to and made a part of the Fifth Amendment to Lease Agreement dated as of January 16, 2019 (“Fifth Amendment”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease (as defined in the Fifth Amendment).

Landlord and Tenant hereby acknowledge and agree that Tenant has exercised the Second Extension Term Option, the commencement date of the Second Extension Term is February 1, 2020, and the expiration date of the Base Term of the Lease shall be midnight on January 31, 2024. In case of a conflict between the terms of the Lease and the terms of this Acknowledgement, this Acknowledgement shall control for all purposes.

IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF EXERCISE OF SECOND EXTENSION TERM OPTION AND SECOND EXTENSION TERM COMMENCEMENT DATE under seal to be effective on the date first above written.

TENANT:

NOVAVAX, INC,
a Delaware corporation

By: /s/ John A. Herrmann III (SEAL)
Name: John A. Herrmann III
Title: SVP, General Counsel

LANDLORD:

ARE- MARYLAND NO. 46, LLC,
a Delaware limited liability company

By:	Alexandria Real Estate Equities, L.P.,
a Delaware limited partnership,
managing member

	By:	ARE-QRS CORP.,
a Maryland corporation,
general partner

By: /s/ Jennifer Banks (SEAL)
Name: Jennifer Banks
Title: Co-Chief Operating Officer & General Counsel

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